UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report(Date of earliest event reported): December 18, 2003



                       INFORMATION ARCHITECTS CORPORATION
             (Exact name of registrant as specified in its chapter)


 NORTH CAROLINA                    0-22325              87-0399301
-------------------------------------------------------------------------
   (State or other               (Commission         (IRS Employer
 jurisdiction of incorporation)   File Number)      Identification No.)



              6500 SW 15th Ave, Suite 300, Ft. Lauderdale, FL 33309
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (954) 545-8181
                            ------------------------
              (Registrant's telephone number, including area code)


                      1541 N. Dale Mabry Highway, Suite 201
                                 Lutz, FL 33558
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NOT APPLICABLE

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     The Board of Directors has appointed William  Overhulser as Chief Operating
Officer  ("COO")  of  Information  Architects  Corporation,   a  North  Carolina
corporation on December 18, 2003.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

NOT APPLICABLE

ITEM 8.  CHANGE IN FISCAL YEAR

NOT APPLICABLE

ITEM 9.  REGULATION FD DISCLOSURE

NOT APPLICABLE

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

NOT APPLICABLE

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYE BENEFIT
           PLANS

NOT APPLICABLE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

NOT APPLICABLE

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.


                                      Information Architects Corporation

                                     By:  /s/ William Overhulser
                                 ------------------------------------
                                          William Overhulser, COO

Date:  March 31, 2004